UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

CORPORATE RESOURCE SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Insurance Overload Services, Inc., a Delaware corporation (“Insurance Overload”), Corporate Resource Development, Inc., a Delaware corporation (“CRD”), Diamond Staffing Services, Inc., a Delaware corporation (“Diamond Staffing”), and TS Staffing Services Inc., a Texas corporation (“TS Staffing”, and collectively with Insurance Overload, CRD and Diamond Staffing, the “Subsidiaries”), each a wholly-owned subsidiary of Corporate Resource Services, Inc., a Delaware corporation (the “Company”), are all parties to accounts receivable sales agreements with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the maximum aggregate amount of accounts receivable that may be sold to Wells Fargo was $50,000,000 (the “Maximum Amount”).  The terms of each such agreement were previously described in Items 1.01 and 2.03 of the Forms 8-K listed below, which are incorporated herein by reference:

•	Form 8-K filed with the Securities Exchange Commission (“SEC”) on September 1, 2010 relating to the Account Purchase Agreement between Insurance Overload and Wells Fargo dated as of August 27, 2010;

•	Form 8-K filed with the SEC on November 5, 2010 relating to the Account Purchase Agreement between CRD and Wells Fargo dated as of November 2, 2010;

•	Form 8-K filed with the SEC on February 1, 2011 relating to the Account Purchase Agreement between Diamond Staffing and Wells Fargo dated as of January 31, 2011; and

•	Form 8-K filed with the SEC on November 25, 2011 relating to the Amended and Restated Account Purchase Agreement between TS Staffing and Wells Fargo, dated as of November 21, 2011.

Effective April 19, 2012, CRD and TS Staffing entered into a Third Amendment to Account Purchase Agreement and First Amendment to Account Purchase Agreement, respectively, while Insurance Overload and Diamond Staffing each entered into a separate Second Amendment to Account Purchase Agreement with Wells Fargo (collectively, the “Amendments”).  Each of the Amendments increased the aggregate Maximum Amount to $67,500,000.  The increase in the aggregate Maximum Amount is the result of Wells Fargo participating as administrative lender with another lender.  In addition, the interest accrued on the aggregate amount of trade receivables was increased under the Amendments from LIBOR plus 5.30% per annum to LIBOR plus 5.55% per annum; provided, however, that if such interest rate exceeds the lawful maximum, if any, interest shall accrue at such maximum rate.

The foregoing description of the Amendments is qualified in its entirety by reference to the Amendments, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 8.01.  Other Events

On April 23, 2012, the Company issued a press release announcing the Amendments, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Account Purchase Agreement dated as of March 29, 2012, by and between Insurance Overload Services, Inc. and Wells Fargo Bank, National Association.

10.2	Third Amendment to Account Purchase Agreement dated as of March 29, 2012, by and between Corporate Resource Development, Inc. and Wells Fargo Bank, National Association.

10.3	Second Amendment to Account Purchase Agreement dated as of March 29, 2012, by and between Diamond Staffing Services, Inc. and Wells Fargo Bank, National Association.

10.4	First Amendment to Account Purchase Agreement dated as of March 29, 2012, by and between TS Staffing Services, Inc. and Wells Fargo Bank, National Association.

99.1	Press Release of Corporate Resource Services, Inc. dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

	By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer
Date: April 23, 2012